                                    United States

                          Securities and Exchange Commission

                                 Washington, D.C. 20549

                                      Form N-CSR

                  Certified Shareholder Report of Registered Management

                                 Investment Companies

                     Investment Company Act File Number 811-04466

                                  Monetta Fund, Inc.

                  (exact name of registrant as specified in charter)

                              1776-A S. Naperville Road

                                     Suite 100

                                Wheaton, IL 60187-8133

                       (address of principal executive offices)

                                  Arthur Don Esq.

                                 Seyfarth Shaw LLP

                         131 S. Dearborn Street, Suite 2400

                                 Chicago, IL 60603

                       (name and address of agent for service)

Registrant's telephone number, including area code: (630) 462-9800

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2007

Form N-CSR is to be used by management Investment companies to file reports with the Commission not later that 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940(17CFR270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays current valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC  20549-0609.  The OMB has reviewed the collection of information under the clearance requirements of 44 U.S.C. 3507.

Item 1.   Annual Report to Shareholders

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940(17CFR270.30e-1).

Monetta Family of Mutual Funds No-Load Monetta Fund Monetta Trust Young Investor Fund Mid-Cap Equity Fund Intermediate Bond Fund Government Money Market Fund 1-800-MONETTA www.monetta.com

Annual Report December 31, 2007

Dear Fellow Shareholders:

January 25, 2008

We are pleased to report a continued period of solid investment performance for our funds during 2007.

Overall, 2007 was a year of moderate stock market gains, assuming one avoided the significant decline in the Financials, Home Builders and Consumer Discretionary sectors. During 2007 the market, as measured by the S&P 500 Index, rose 5.49% with the resurgence of large-cap growth stocks as a notable theme. Generally, growth stocks outperformed their value counterparts as the market was supported by steady economic expansion, low interest rates and abundant liquidity.

A major downward catalyst last year was the slowdown in the U.S. housing market and, specifically, those securities backed by sub-prime mortgage loans. The increase in write-offs and foreclosures widened credit spreads between low and high quality fixed income securities, resulting in notable increases in market volatility. The credit uncertainty shifted investors focus toward companies that could sustain earnings growth despite the possibility of a slowing economy and weakening credit markets. As a result, the best performing sectors last year were the Chemicals, Oils, Machinery and Metals.

The Federal Reserve responded to the credit concerns by cutting its discount and Federal funds rates during the year. The Federal Reserve appeared to be walking a fine line between inflation risk and a deepening credit crunch, which temporarily eased market jitters.

Market Outlook 2008

Despite the reduction of interest rates, investors became increasingly concerned about the growing possibility of an economic recession in 2008, led by a decline in consumer spending. Concerns included $100 per barrel oil, higher unemployment and slowing domestic growth.

Near-term, the markets may adopt a more defensive mode as investors sort out Federal Reserve Monetary Policy, the extent of global growth and the slow recovery in the housing market.

We continue to identify and invest in those companies and sectors indicating positive earnings momentum and higher growth expectations. We continue to favor the energy, basic materials and telecommunication sectors.

We thank you for being a shareholder and we will do our very best to justify your confidence.

Sincerely,

Robert S. Bacarella

President, Founder and Portfolio Manager

Please see the following two pages for important disclosure information.

TABLE OF CONTENTS

Letter To Shareholders	3

Performance Highlights
Monetta Fund	6
Monetta Young Investor Fund	7
Monetta Mid-Cap Equity Fund	8
Monetta Intermediate Bond Fund	9
Monetta Government Money Market Fund	10

Disclosure Of Fund Expenses	11

Schedules of Investments
Monetta Fund	12
Monetta Young Investor Fund	15
Monetta Mid-Cap Equity Fund	16
Monetta Intermediate Bond Fund	18
Monetta Government Money Market Fund	21

Financial Statements
Statements of Assets & Liabilities	22
Statements of Operations	23
Statements of Changes in Net Assets	24
Notes to Financial Statements	26

Report Of Independent Registered Public Accounting Firm	35
Other Information	36
Directors/Trustees	39

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance of the fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-800-Monetta, or visiting www.Monetta.com

Principal Risks:

Excluding the Government Money Market Fund, the Monetta Funds, at the discretion of the Portfolio Manager, may invest in Initial Public Offerings (IPO’s) which will significantly impact its performance.  Due to the speculative nature of IPO’s, there can be no assurance that IPO participation will continue and that IPO’s will have a positive effect on the fund’s performance.  For the twelve months ended December 31, 2007, the Funds did not participate in IPO’s.   Historically, small company stocks and mid-cap company stocks have been more volatile than large company   stocks, including the increased risk of price fluctuations.  Growth stocks typically are more volatile than value   stocks; however, value stocks have a lower expected growth rate in earnings and sales. Investments in debt securities   typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities.   Investments in Asset Backed and Mortgage Backed Securities include additional risks that investors should be aware   of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments.

The Monetta Young Investor Fund will invest at least 50% of its assets in other funds that track the S&P 500 Index, including exchange traded funds (ETF's). The cost of investing in the shares of ETF's will generally be lower than investing in other mutual funds that track an index, which will be subject to certain risks which are unique to tracking the Index. However, if the Fund invests in other mutual funds that track an index, your cost of investing will generally be higher.  For the period ended December 31, 2007, the Young Investor Fund's other fund investments consisted only of ETF's.  Please refer to the prospectus for further details.

Limiting the purchase of individual stocks to companies that produce products or provide services that are recognized by children or teenagers may also be a risk if this sector underperforms, which can be significantly affected by the performance of the overall economy, interest rates, competition, consumer confidence and spending, and changes in demographics and consumer tastes.

All investments, including those in mutual funds, have risks and principal loss is possible.

While the Fund is no-load, management and other expenses still apply. Please refer to the prospectus for further details.

References to individual securities are the views of the Adviser at the date of this report and are subject to change. References are not a recommendation to buy or sell any security.  Fund holdings and compositions are subject to change.

Participation in a dollar cost averaging plan does not assure a profit and does not protect against a loss in declining markets.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. Since indices are unmanaged, it is not possible to invest in them. Sources for performance data include Lipper and Bloomberg L.P.

Monetta Financial Services, Inc. (MFSI) is the investment advisor to the Monetta Funds. The advisor has contracted with Sage Scholars, Inc. to offer Tuition Rewards (credits) to all Monetta Fund Shareholders that enroll in the Tuition Rewards program through Monetta's website.

Tuition Rewards are remitted solely as a reduction from the college's full tuition bill and are not awarded in cash. Tuition Rewards are not taxable and do not affect Federal financial aid eligibility. Tuition Rewards are administered by SAGE Scholars, a college savings plan founded by the former dean of admissions & financial aid at the Wharton Graduate School, University of Pennsylvania. Participating college's or universities may individually impose rules and regulations governing the use of these rewards. For further information about SAGE and a complete list of participating colleges, please visit www.tuitionrewards.com. By enrolling in the SAGE Scholars Program, you become a "sponsor". A sponsor must identify designated students ("beneficiaries") at least two years before beginning college; a sponsor can support multiple students from the same family. Children, grandchildren, stepchildren, nieces and nephews are eligible. A designated student may receive Tuition Rewards from multiple sponsors.  Tuition Rewards are applied evenly over a four-year undergraduate education and accumulate semi-annually, equal to 2.5% of the sponsor's account value on June 30 and December 31 of each year. Each student can apply "up to" a maximum of 25% per year of the participating college's current annual tuition cost. Participating colleges reserve the right to send admissions information to designated students once they reach high school age. Colleges reserve the right to blend Tuition Rewards into a total financial aid package offered to admitted students, and participation in the Tuition Rewards Program is not a guarantee of admission.

All cost for the College Savings Program including participation in the Tuition Rewards Program are paid by MFSI.

This report must be preceded or accompanied by a Prospectus.  Please refer to the prospectus for important information about the investment company including investment objectives, risks, charges and expenses. Read it carefully before you invest or send money.

Opinions expressed are those of the fund managers and are not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Distributor: Quasar Distributors, LLC 02/08.

Monetta Fund			Period ended December 31, 2007
Investment Objective:	Market Capitalization:		Total Net Assets:
Capital Appreciation	$46 billion		$67.7 million

PERFORMANCE:	Average Annual Total Return
	1 Year	5 Year	10 Year
Monetta Fund	27.77%	15.92%	4.97%	$17,837
S&P 500 Index*	5.49%	12.82%	5.91%	$16,237
Total Annual Operating Expenses - Gross** 1.65%
*Source Lipper
**Source Prospectus dated April 30, 2007. For the Fund's current Expense Ratio, please refer to Page 30.

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-Monetta or visiting www.Monetta.com.

The hypothetical graph above compares the change in value of a $10,000 investment in the Monetta Fund and the S&P 500 Index, with dividend and capital gains reinvested.

The S&P 500 Index is the Standard & Poor’s Index of 500 stocks, a widely recognized, unmanaged index of common stock prices. Please refer to footnote at bottom of Pages 4 and 5.

Portfolio Composition		Top 5 Equity Holdings:
				% of Net Assets
			Federal National Mortgage Association	2.07%
			Apple Computer, Inc.	1.76%
			Medco Health Solutions, Inc.	1.50%
			UnitedHealth Group, Inc.	1.46%
			Intercontinental Exchange, Inc.	1.42%
			Total Top 5 Equity Holdings	8.21%
(A) Short-term investments net of other assets and liabilities.

Commentary

The Monetta Fund performed well for the year ended December 31, 2007, gaining 27.77%. These results compared favorably to the S&P 500 Index return, which was up 5.49% for 2007.

The Fund's best performing sectors included materials, oils and chemicals, mostly attributable to the performance of National-Oilwell Varco, Inc., First Solar Corp., Potash Corp. of Saskatchewan, Inc. and Schlumberger Ltd., representing 1.30%, 0.79%, 1.06% and 0.73% of the year end portfolio, respectively. Other top performing holdings included Intuitive Surgical, Inc., Research In Motion Ltd. and Precision Castparts Corp., representing 0.96%, 1.00% and 1.02% of the year end portfolio, respectively.

We generally avoided exposure to the financial and homebuilding sectors but the portfolio was most negatively affected by holdings in the retail sector including, Kohl's Corp. and Dollar Tree Stores, Inc., which were sold during the year.

Our investment approach is to identify and invest in companies that have demonstrated above average growth prospects and level of profitability. We believe that price and volume are leading indicators of improving fundamentals and higher company guidance. We are quick to sell companies that lower expectations.

At year end, the Fund was overweighted relative to the S&P 500 Index industry weightings in the material and processing, healthcare and telecommunications sectors. We have reduced exposure to the energy sector while gradually adding to the financial services and technology sectors.

Recent Fund purchases include Adobe Systems Inc., Sony Corp. - SP ADR and Chicago Bridge & Iron Co., representing 0.63%, 0.56% and 0.54% of the year end portfolio, respectively.

As we look toward 2008, the market appears to be entering a consolidation phase. One key to future market direction may be fourth quarter earnings reports and, specifically, company guidance regarding future order/backlog trends.

Monetta Young Investor Fund	Period ended December 31, 2007
Investment Objective:	Market Capitalization:	Total Net Assets:
Capital Appreciation	$54 billion	$0.62 million

PERFORMANCE:	Average Annual Total Return
Since Inception 12/12/2006
1 Year	$10,610
Young Investor Fund	5.16%	4.56%	$10,456
S&P 500 Index*	5.49%	6.10%
Total Annual Operating Expenses - Gross** 1.44%
* Source Lipper
**Source Prospectus dated April 30, 2007. For the Fund's current Expense Ratio, please refer to Page 31.

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-Monetta or visiting www.Monetta.com.

The hypothetical graph above compares the change in value of a $10,000 investment in the Monetta Young Investor Fund and the S&P 500 Index, with dividend and capital gains reinvested.

The S&P 500 Index is the Standard & Poor’s Index of 500 stocks, a widely recognized unmanaged index of common stock prices. Please refer to footnote at bottom of Pages 4 and 5.

Portfolio Composition	Top 5 Equity Holdings:
% of Net Assets
The Walt Disney Co.	4.18%
Google, Inc. - CL A	3.36%
McDonald's Corp.	2.86%
Kohl's Corp.	1.85%
The Coca-Cola Co.	1.84%
Total Top 5 Equity Holdings	14.09%
(A) Short-term investments net of other assets and liabilities.

Commentary

The Young Investor Fund posted an annual return of 5.16% for the year ended December 31, 2007. Under normal market conditions, 50% of the portfolio is invested in Exchange Traded Funds (ETF's) that track the S&P 500 Index, which was up 5.49% for 2007. The other half is invested in the consumer discretionary sector, which was one of the worst performing sectors last year, down 14.4%.

In spite of the consumer discretionary sector weakness, the Fund held up relatively well. Best performing holdings included Chipotle Mexican Grill, Inc. – CL A, Gamestop Corp. and McDonald's Corp., representing 1.43%, 1.51% and 2.86%, of the year end portfolio, respectively. Most negatively affecting performance was Kohl's Corp. and Home Depot, Inc., representing, 1.85% and 1.00% of the year end portfolio, respectively, as pricing power was restricted due to competitive pricing issues.

The continued strength of consumer spending and the ability of households to support credit and debt levels appear to be key to domestic economic growth. In the wake of sub-prime mortgage loan defaults, banks have been less willing to allow customers to consolidate debt into mortgage loans. This suggests that consumers may be more cautious spending discretionary income.

It is interesting to note that in spite of numerous retail stocks hitting multi-year lows, and the daily headlines highlighting weak consumer spending, the insiders are buying their own stocks at an unprecedented clip. Is this a bullish signal that a bottom is near? Perhaps, however one key may be lower interest rates, some healing in the financial markets and a decent labor market to give the "all clear" signal.

In the meantime, we believe that sector investments should focus on defensive and counter-cyclical type companies. The Fund's top portfolio weightings reflect this emphasis.

Monetta Mid-Cap Equity Fund				Period ended December 31, 2007
Investment Objective:	Market Capitalization:			Total Net Assets:
Capital Appreciation	$9 billion			$5.9 million

PERFORMANCE:	Average Annual Total Return			$28,892
	1 Year	5 Year	10 Year
Mid-Cap Equity Fund	12.56%	14.18%	0.65%
S&P 400 Mid-Cap Index*	7.98%	16.20%	11.20%	$10,666
Total Annual Operating Expenses - Gross** 2.16%
*Source Lipper
**Source Prospectus dated April 30, 2007. For the Fund's current Expense Ratio, please refer to Page 32.

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-800-Monetta or visiting www.Monetta.com.

The hypothetical graph above compares the change in value of a $10,000 investment in the Monetta Mid-Cap Equity Fund to the S&P 400 Mid-Cap Index, with dividends and capital gains reinvested.

The S&P 400 Mid-Cap Index is an unmanaged group of 400 domestic stocks chosen for their market size, liquidity and industry group representation. Please refer to footnote at bottom of Pages 4 and 5.

Portfolio Composition		Top 5 Equity Holdings:
				% of Net Assets
			BE Aerospace, Inc.	4.48%
			WellCare Health Plans, Inc.	3.59%
			VimpelCom - SP ADR	3.52%
			NVIDIA Corp.	3.46%
			Joy Global, Inc.	3.34%
			Total Top 5 Equity Holdings	18.39%
(A) Short-term investments net of other assets and liabilities.

Commentary

The Monetta Mid-Cap Equity Fund performed well for the year ended December 31, 2007, up 12.56%. This compares favorably with the S&P Mid-Cap 400 Index, which gained 7.98% in 2007.

The Fund invests primarily in medium-sized growth companies that we believe offer above-average growth potential, improving fundamentals and higher company earnings guidance.

The Fund's performance last year was positively affected by its weightings in the energy, technology and healthcare sectors. Specifically, the Fund benefited by its holdings in VimpelCom - SP ADR, Baidu.com, Diamond Offshore Drilling, Inc. and Foster Wheeler Ltd. representing 3.52%, 3.31%, 2.40% and 0%, respectively, of the year end portfolio value.  Worst performing securities included American Commercial Liner, Inc. and ArvinMeritor Inc. which missed earning estimates and lowered guidance. Both companies were sold.

At year end, the Fund was well diversified by industry and individual fund holdings. Cash and equivalents represented approximately 2%, of the year end portfolio value.

Recent purchases included Solarfun Power Holdings Co. Ltd. - SP ADR, a Chinese manufacturer of photovoltaic cells and Joy Global, Inc., the world's largest manufacturer of mining equipment, representing, 2.76% and 3.34%, respectively, of year end portfolio value. Both companies exceeded analyst estimates and raised future earnings guidance.

As we enter 2008, we believe the portfolio is well positioned to benefit from continued global growth while we remain significantly underweighted in the financial and consumer discretionary sectors, which is generally tied to domestic economic growth.

Monetta Intermediate Bond Fund				Period ended December 31, 2007
Investment Objective:	30-Day SEC Yield:	Average Maturity:		Total Net Assets:
Income	4.16%	4.2 Years		$5.5 million

PERFORMANCE:	Average Annual Total Return			$17,504
	1 Year	5 Year	10 Year	$16,006
Monetta Intermediate Bond Fund	6.02%	3.34%	4.82%
Lehman Bros. Intermediate Gov’t/Credit Bond Index*	7.39%	4.06%	5.76%
Total Annual Operating Expenses - Gross** 1.45%
*Source Lipper
**Source Prospectus dated April 30, 2007. For the Fund's current Expense Ratio, please refer to Page 33.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-Monetta or visiting www.Monetta.com.

Prior to July 1, 2001, total returns are net of a portion or all of the advisory fees waived by the Adviser.  Effective July 1, 2001, the Adviser elected not to waive any portion of the management fee. The hypothetical graph above compares the change in value of a $10,000 investment in the Monetta Intermediate Bond Fund to the Lehman Bros. Intermediate Government/Credit Bond Index.

The Lehman Brothers Intermediate Government/Credit Bond Index is a market value weighted performance benchmark which includes virtually every major U.S. government and investment-grade rated corporate bond with 1-10 years remaining until maturity. Please refer to footnote at bottom of Pages 4 and 5.

Portfolio Composition			Maturity Profile:
				% of Net Assets
			1 Year or Less	32.99%
			1-3 Years	19.73%
			3-6 Years	24.71%
			6-10 Years	8.96%
			Over 10 Years	13.61%
			Total	100.0%
(A) Short-term investments net of other assets and liabilities.

Commentary

The Monetta Intermediate Bond Fund has a gross return of 7.80% (6.02% net of expenses) for the year ended December 31, 2007 versus its benchmark Lehman Brothers Intermediate Government/Credit Index return of 7.39%. The Fund performed well during the year due to its shorter duration and a shift away from Corporate Bonds relative to the Lehman Brothers Intermediate Gov’t/Credit Index. During the year the Fund's average duration shortened from 3.57 years to 3.34 years. The Fund's average coupon at December 31, 2007 was 6.18% while 73.5% of the portfolio holdings were rated "A" or higher by S&P or Moody' s.

At December 31, 2007, Corporate Bonds represented approximately 58% of the portfolio, a reduction from the December 2006 level of 70%.  Assets were shifted toward U.S. Government Agencies holdings which increased from 15.0% to 24.8% of the portfolio during the year.

Although we believe the FOMC (Federal Open Market Committee) is likely to lower interest rates through the first half of 2008 we anticipate maintaining a shorter duration than our benchmark index as a defensive move due to the fact we believe the overall market has this interest rate reduction priced in. We intend to continue to capitalize on opportunity as it presents itself.  With the credit markets in turmoil as they have been since August of 2007 and no end in sight for the foreseeable future, we anticipate staying short and continue to favor high quality bonds that can generate high current income. The Fund currently has little or no exposure to direct sub-prime lenders. The Fund’s basic investment philosophy seeks to capture structural, or long-term, inefficiencies in the fixed-income market.

Monetta Government Money Market Fund				Period ended December 31, 2007
Investment Objective:	7-Day Yield:		Average Days to Maturity:	Total Net Assets:
Income and Capital Preservation	3.94%+		40 Days	$5.9 million

PERFORMANCE:	Average Annual Total Return
	1 Year	5 Year	10 Year	$13,995
Monetta Government Money Market Fund	4.88%+	2.65%+	3.42%+	$13,749
Lipper US Gov’t Money Market Funds Avg.*	4.41%	2.44%	3.23%
Total Annual Operating Expenses - Gross** 1.44%
*Source Lipper
**Source Prospectus dated April 30, 2007. For the Fund's current Expense Ratio, please refer to Page 34.

Performance data quoted represents past performance; past performance does not guarantee future results. Current performance of the fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-800-Monetta or visiting www.Monetta.com.

An investment in the Government Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The hypothetical graph above compares the change in value of a $10,000 investment in the Monetta Government Money Market Fund to the Lipper U.S. Government Money Market Funds Average.

The Lipper U.S. Government Money Market Funds Average is a performance benchmark which includes funds invested principally in financial instruments issued or guaranteed by the U.S. government, its agencies or its instrumentalities, with dollar-weighted average maturities of less than 90 days.

+Total returns are net of advisory and distribution fees waived and voluntary absorption of all or part of the Fund’s operating expenses by the Advisor. Had fees not been waived, the 7-day yield would have been 3.14%, versus 3.94%, on December 31, 2007. The 7-day yield will vary, and the yield quotation more closely reflects the current earnings of the Fund than the total return quotation. Please refer to footnote at bottom of Pages 4 and 5.

Portfolio Composition		Maturity Profile:
				% of Net Assets
		Government Obligations		100.3%
		Other Assets Less Liabilities		(0.3)%
		Total		100.0%

(A) Net of other assets and liabilities.

Commentary

The Monetta Government Money Market Fund gained 4.88% for the twelve-months ended December 31, 2007. This compared favorably to the Lipper U.S. Government Money Market Funds Average, which gained 4.41%.

The major macroeconomic story in the first half of the year - declining housing prices and sub-prime mortgage issues - continued to plague all facets of the investment world as the curtain dropped on the year 2007.

The U.S. Economy has slowed to a 1.5% growth pace for the fourth quarter of 2007 and we expect that pace to be maintained for the first half of 2008. The U.S. housing correction and the contraction of credit availability clearly pose hazards on the pace of growth. With moderate core inflation, a recession should only occur if the economy weakens sharply and the Federal Reserve fails to stop the downturn. While the Federal Reserve talks a lot about inflation risks, 100 basis points (1) of rate cuts in the last half of 2007 appears to indicate that it is ready to act aggressively to forestall a recession.

The fallout on short-term rates from the sub-prime carnage was substantial as investors decided that they wanted to own short maturity Treasury bills and coupons until some kind of order could be restored. The Treasury 2 year yield dropped almost 1.75% in yield to 3.05% from December 31, 2006 to December 31, 2007. Going forward, we believe that the Federal Reserve funds rate may be cut at least 25 basis points (1) and the growth status of the U.S. economy will probably remain a central market theme over the full course of 2008 and probably deep into 2009.

The Fund does not anticipate any changes in investment strategy as we move into 2008. We will continue to maintain a shorter average maturity, despite the Federal Reserve rate cutting, because the yields available using our overweight in agency discount notes are the most attractive in that space. Until such time as credit conditions become more defined and the yield curve normalizes, we will maintain this course.

(1) Basis Point - a unit that is equal to 1/100th of 1%.

Disclosure of Fund Expenses	December 31, 2007

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees; if any; and (2) ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the most recent semi-annual period, July 1, 2007 - December 31, 2007.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. The example below includes, but is not limited to, management fees, distribution and shareholder servicing fees, fund accounting, custody and transfer agent fees. However, the Example below does not include portfolio trading commissions and related expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE 7/1/07	ENDING ACCOUNT VALUE 12/31/07	EXPENSES PAID DURING PERIOD* 7/1/07-12/31/07	ANNUALIZED EXPENSE RATIO
ACTUAL
Monetta Fund	$1,000	$1,144.25	$8.35	1.61%
Young Investor Fund	1,000	992.46	5.00	1.00%(a)
Mid-Cap Equity Fund	1,000	985.12	10.65	2.14%
Intermediate Bond Fund	1,000	1,039.77	8.45	1.66%
Gov’t Money Market Fund	1,000	1,022.65	1.53	0.30%(b)

HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)
Monetta Fund	$1,000	$1,017.09	$8.08	1.61%
Young Investor Fund	1,000	1,020.15	5.06	1.00%(a)
Mid-Cap Equity Fund	1,000	1,014.36	10.78	2.14%
Intermediate Bond Fund	1,000	1,016.80	8.37	1.66%
Gov’t Money Market Fund	1,000	1,023.72	1.53	0.30%(b)

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 (days in most recent fiscal half-year)/365 days (to reflect the one-half year period).

(a) The Adviser is contractually committed to waive fees and/or reimburse expenses for the Young Investor Fund to the extent necessary to cap the annualized expense ratio at 1.00%.

(b) The Adviser voluntarily waived the management fee and the Board of Trustees waived all of the Distribution and Service (12b-1) Fees resulting in an actual expense ratio of 1.04% versus 0.30%. The adviser is contractually committed to waive fees and/or reimburse expenses for the Gov’t Money Market Fund to the extent necessary to cap the annualized expense ratio at 0.50%.

Schedule of Investments	December 31, 2007
Monetta Fund
COMMON STOCKS – 94.9% NUMBER OF SHARES	VALUE
Aerospace/Defense 1.9%
*13,000 BE Aerospace, Inc.	$687,700
10,000 Raytheon Co.	607,000
1,294,700
Agriculture – 1.8%
5,000 Bunge Ltd.	582,050
5,500 Monsanto Co.	614,295
1,196,345
Banks - 0.9%
20,000 Wells Fargo & Co.	603,800

Beverages - 2.6%
10,000 The Coca-Cola Co.	613,700
*8,500 Hansen Natural Corp.	376,465
10,000 PepsiCo, Inc.	759,000
1,749,165
Chemicals - 4.1%
7,000 CF Industries Holdings, Inc.	770,420
5,000 Potash Corp. of Saskatchewan, Inc.	719,800
*15,000 Terra Industries, Inc.	716,400
*6,000 The Mosaic Co.	566,040
2,772,660
Commercial Services/Advertising - 1.5%
*15,000 Corrections Corp. of America	442,650
*10,000 Focus Media Holdings Ltd. - ADR (b)	568,100
1,010,750
Computers - 3.3%
*6,000 Apple Computer, Inc.	1,188,480
*20,000 EMC Corp.	370,600
*6,000 Research in Motion Ltd.	680,400
2,239,480
Diversified Financial Services - 8.7%
20,000 Citigroup, Inc.	588,800
35,000 Federal Nat'l Mortgage Association	1,399,300
*5,000 Intercontinental Exchange, Inc.	962,500
15,000 J.P. Morgan Chase & Co.	654,750
8,000 Lehman Brothers Holdings, Inc.	523,520
5,500 NYSE Euronext	482,735
22,000 Petrobras Energia Participaciones S.A.	306,900
20,000 The Charles Schwab Corp.	511,000
10,000 UBS AG	460,000
5,889,505
Electrical Component & Equipment - 0.5%
*5,000 General Cable Corp.	$366,400

Electronics - 2.4%
12,000 Amphenol Corp. - CL A	556,440
*10,000 Dolby Laboratories, Inc.	497,200
*7,000 Waters Corp.	553,490
1,607,130
Energy-Alternate Sources - 1.5%
*2,000 First Solar, Inc.	534,280
*3,500 SunPower Corp. - CL A	456,365
990,645
Engineering & Construction - 3.3%
15,000 ABB Ltd.	432,000
6,000 Chicago Bridge & Iron Co.	362,640
*4,500 Foster Wheeler Ltd.	697,590
*12,000 McDermott Int'l, Inc.	708,360
2,200,590
Entertainment - 1.2%
10,000 Int'l Game Technology	439,300
*12,000 Scientific Games Corp. - CL A	399,000
838,300
Environmental Control - 0.6%
*7,000 Stericycle, Inc.	415,800

Healthcare-Products/Services - 8.1%
12,000 Aetna, Inc.	692,760
6,000 Becton, Dickinson and Co.	501,480
*11,000 Hologic, Inc.	755,040
*2,000 Intuitive Surgical, Inc.	649,000
9,000 Stryker Corp.	672,480
17,000 UnitedHealth Group, Inc.	989,400
*12,000 Varian Medical Systems, Inc.	625,920
*15,000 WellCare Health Plans, Inc.	636,150
5,522,230
Home Furnishings - 0.6%
7,000 Sony Corp. - SP ADR (b)	380,100

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	December 31, 2007
Monetta Fund (Cont’d)
NUMBER OF SHARES	VALUE

Internet - 5.4%
*5,000 Amazon.com, Inc.	$463,200
*2,000 Baidu.com, Inc. - SP ADR (b)	780,780
*5,000 Equinix, Inc.	505,350
*1,220 Google, Inc. - CL A	843,606
*5,000 Priceline.com, Inc.	574,300
*15,000 Shanda Interactive Entertainment Ltd.	500,100
3,667,336
Iron/Steel - 0.7%
4,000 United States Steel Corp.	483,640

Lodging - 1.5%
*5,000 MGM Mirage, Inc.	420,100
5,000 Wynn Resorts, Ltd.	560,650
980,750
Machinery-Diversified - 1.6%
4,000 Cummins, Inc.	509,480
12,000 The Manitowoc Company, Inc.	585,960
1,095,440
Media - 2.1%
*15,000 Discovery Holding Co. - CL A	377,100
20,000 The Walt Disney Co.	645,600
*35,000 XM Satellite Radio Holdings, Inc. - CL A	428,400
1,451,100
Metal Fabricate/Hardware - 1.6%
13,000 Commercial Metals Co.	381,550
5,000 Precision Castparts Corp.	693,500
1,075,050
Mining - 0.8%
5,000 Freeport-McMoran Copper & Gold, Inc. - CL B	512,200

Miscellaneous Manufacturing - 2.7%
10,000 Harsco Corp.	640,700
8,000 ITT Corp.	528,320
16,000 Pall Corp.	645,120
1,814,140
Oil & Gas - 3.7%
5,000 Diamond Offshore Drilling, Inc.	$710,000
*8,000 Southwestern Energy Co.	445,760
*5,596 Transocean, Inc.	801,067
8,000 Valero Energy Corp.	560,240
2,517,067
Oil & Gas Services - 4.5%
*5,000 Core Laboratories N.V.	623,600
*13,000 Dresser-Rand Group, Inc.	507,650
*12,000 National-Oilwell Varco, Inc.	881,520
*8,000 Oceaneering Int'l, Inc.	538,800
5,000 Schlumberger Ltd.	491,850
3,043,420
Pharmaceuticals - 5.1%
*10,000 Cephalon, Inc.	717,600
*8,000 Express Scripts, Inc.	584,000
*15,000 Gilead Sciences, Inc.	690,150
*10,000 Medco Health Solutions, Inc.	1,014,000
*89 OSI Pharmaceuticals, Inc.-RT	0
10,000 Teva Pharmaceutical Industries Ltd. - SP ADR (b)	464,800
3,470,550
Retail - 2.8%
10,000 Costco Wholesale Corp.	697,600
12,000 CVS/Caremark Corp.	477,000
12,000 McDonald's Corp.	706,920
1,881,520
Semiconductors - 4.2%
*20,000 Cree, Inc.	549,400
*15,000 Cypress Semiconductor Corp.	540,450
20,000 Intel Corp.	533,200
*8,000 MEMC Electronics Materials, Inc.	707,920
*15,000 NVIDIA Corp.	510,300
2,841,270
Software - 5.2%
*10,000 Adobe Systems, Inc.	427,300
*10,000 Electronic Arts, Inc.	584,100
4,000 MasterCard, Inc. - CL A	860,800
20,000 Microsoft Corp.	712,000
*20,000 Oracle Corp.	451,600
*6,000 VMWare, Inc.	509,940
3,545,740

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	December 31, 2007
Monetta Fund (Cont’d)
NUMBER OF SHARES	VALUE

Telecommunications - 8.5%
10,000 America Movil S.A. de C.V. - ADR Series L (b)	$613,900
*10,000 American Tower Corp. - CL A	426,000
20,000 AT&T, Inc.	831,200
*15,000 Atheros Communications	458,100
6,000 China Mobile Ltd. - SP ADR (b)	521,220
*30,000 Cisco Systems, Inc.	812,100
20,000 Corning, Inc.	479,800
*10,000 Crown Castle Int'l Corp.	416,000
*10,000 Leap Wireless Int'l, Inc.	466,400
*6,000 Millicom Int'l Cellular S.A.	707,640
5,732,360
Transportation - 1.5%
6,000 Burlington Northern Santa Fe Corp.	499,380
7,000 DryShips, Inc.	541,800
1,041,180

Total Common Stocks (Cost $53,158,324) (a)	$64,230,363

VARIABLE RATE DEMAND NOTES - 3.3%
PRINCIPAL AMOUNT	VALUE

776,000 American Family Financial Services Co. - 3.925%**	776,000
1,445,900 Wisconsin Corp. Central Credit Union - 4.525%**	1,445,900

Total Variable Rate Demand Notes (Cost $2,221,900) (a)	2,221,900

MUTUAL FUNDS - 2.8%
NUMBER OF SHARES
1,900,665 Monetta Gov't Money Market Fund (d)	1,900,665

Total Mutual Funds (Cost $1,900,665) (a)	1,900,665

Total Investments - 101.0% (Cost $57,280,889)	68,352,928

Other Net Assets Less Liabilities - (1.0%)	(644,199)

Net Assets - 100%	$67,708,729

(a) Cost for tax purposes is $57,569,998; the aggregate gross unrealized appreciation for tax purposes is $11,618,077 and aggregate gross unrealized depreciation for tax purposes is $835,147, resulting in net unrealized appreciation for tax purposes of $10,782,930. The difference between book basis and tax basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

(b) American Depository Receipt (ADR).

(c) Right (RT) - security giving the holder the entitlement to purchase new shares issued by the corporation, at a specified price within a specified period of time.

(d) Affiliated fund.

* Non-income producing security.

** Rate in effect at December 31, 2007.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	December 31, 2007
Monetta Young Investor Fund
COMMON STOCKS – 49.4%	VALUE
NUMBER OF SHARES

Apparel/Cosmetics/Personal Care - 4.5%
*120 Coach, Inc.	$3,670
*200 Crocs, Inc.	7,362
100 Nike, Inc. - CL B	6,424
140 Proctor & Gamble Co.	10,279
27,735
Food/Beverages - 8.0%
100 General Mills, Inc.	5,700
100 Kellogg Co.	5,243
140 PepsiCo, Inc.	10,626
185 The Coca-Cola Co.	11,353
180 The Hershey Co.	7,092
170 Wm. Wrigley Jr. Co.	9,953
49,967
Home Furnishings - 1.8%
200 Sony Corp. - SP ADR (b)	10,860

Internet/Software - 7.7%
*100 Amazon.com, Inc.	9,264
*150 eBay, Inc.	4,979
*100 Electronic Arts, Inc.	5,841
*30 Google, Inc. - CL A	20,744
*300 Yahoo! Inc.	6,978
47,806
Retail - 19.2%
200 American Eagle Outfitters, Inc.	4,154
200 Best Buy Co., Inc.	10,530
200 Burger King Holdings, Inc.	5,702
*60 Chipotle Mexican Grill, Inc. - CL A	8,824
*200 Dick's Sporting Goods, Inc.	5,552
*150 GameStop Corp. - CL A	9,317
250 Guess?, Inc.	9,473
230 Home Depot, Inc.	6,196
*250 Kohl's Corp.	11,450
300 McDonald's Corp.	17,673
200 Target Corp.	10,000
*200 Urban Outfitters, Inc.	5,452
195 Wal-Mart Stores, Inc.	9,268
200 Wendy's Int'l, Inc.	5,168
118,759

Toys/Games/Hobbies/Media - 8.2%
330 Hasbro, Inc.	8,441
*325 Marvel Entertainment, Inc.	8,681
400 Mattel, Inc.	7,616
800 The Walt Disney Co.	25,824
50,562

Total Common Stocks (Cost $297,315) (a)	305,689

Exchange Traded Funds – 49.2%	VALUE
NUMBER OF SHARES
215 iShares S&P 100 Index Fund	$14,755
195 iShares S&P 500 Value Index Fund	14,908
415 iShares S&P 500 Growth Index Fund	29,008
133 iShares S&P 500 Index Fund	19,503
1,040 SPDR Trust Series 1	152,100
325 Vanguard Growth ETF	20,989
400 Vanguard Large-Cap ETF	26,308
400 Vanguard Value ETF	26,544

Total Exchange Traded Funds (Cost $301,059) (a)	304,115

VARIABLE RATE DEMAND NOTES - 3.2%
PRINCIPAL AMOUNT
5,200 American Family Financial Services Co. - 3.925%**	5,200
14,400 Wisconsin Corp. Central Credit Union - 4.525%**	14,400

Total Variable Rate Demand Notes (Cost $19,600) (a)	19,600

Total Investments - 101.8% (Cost $617,974) (a)	629,404

Other Net Assets Less Liabilities - (1.8%)	(11,253)

Net Assets - 100%	$618,151

(a) Cost for book and tax purposes is $617,974; the aggregate gross unrealized appreciation is $36,141 and aggregate gross unrealized depreciation is $24,711, resulting in net unrealized appreciation of $11,430.

* Non-income producing security.

** Rate in effect at December 31, 2007.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	December 31, 2007
Monetta Mid-Cap Equity Fund
COMMON STOCKS – 98.0%	VALUE
NUMBER OF SHARES
Aerospace/Defense - 4.5%
*5,000 BE Aerospace, Inc.	$264,500

Biotechnology - 1.2%
*1,000 Millipore Corp.	73,180

Building Materials - 2.3%
1,000 Martin Marietta Materials, Inc.	132,600

Chemicals - 4.0%
2,500 Albemarle Corp.	103,125
2,400 FMC Corp.	130,920
234,045
Commercial Services - 6.7%
*4,500 Iron Mountain, Inc.	166,590
*3,000 Monster Worldwide, Inc.	97,200
*5,000 Quanta Services, Inc.	131,200
394,990
Computers - 2.9%
*5,000 Cognizant Technology Solutions Corp. - CL A	169,700

Electronics - 4.3%
*4,000 Avnet, Inc.	139,880
*2,000 Thermo Fisher Scientific, Inc.	115,360
255,240
Energy-Alternate Sources - 2.8%
*5,000 Solarfun Power Holdings Co., Ltd. - SP ADR (b)	163,250

Engineering & Construction - 3.1%
3,000 Chicago Bridge & Iron Co.	181,320

Healthcare-Products - 1.9%
1,500 Beckman Coulter, Inc.	109,200

Healthcare-Services - 7.7%
*2,000 Humana, Inc.	150,620
*3,000 Sunrise Senior Living, Inc.	92,040
*5,000 WellCare Health Plans, Inc.	212,050
454,710
Home Builders - 2.5%
*3,000 Desarrolladora Homex S.A. de C.V.	148,350

Internet - 5.8%
*500 Baidu.com, Inc. - SP ADR (b)	$ 195,195
*4,000 VeriSign, Inc.	150,440
345,635
Lodging - 1.4%
2,500 Boyd Gaming Corp.	85,175

Machinery-Construction & Mining - 3.3%
3,000 Joy Global, Inc.	197,460

Machinery-Diversified - 2.3%
*2,000 AGCO Corp.	135,960

Media - 1.3%
*25,000 Sirius Satellite Radio, Inc.	75,750

Oil & Gas - 10.7%
1,000 Diamond Offshore Drilling, Inc.	142,000
2,000 Holly Corp.	101,780
1,500 Noble Energy, Inc.	119,280
2,000 Valero Energy Corp.	140,060
2,500 XTO Energy, Inc.	128,400
631,520
Oil & Gas Services - 1.8%
*1,300 Exterran Holdings, Inc.	106,340

Pharmaceuticals - 1.8%
*2,000 Barr Pharmaceuticals, Inc.	106,200

Semiconductors - 6.5%
*5,000 Cypress Semiconductor Corp.	180,150
*6,000 NVIDIA Corp.	204,120
384,270
Software - 5.7%
2,500 Global Payments, Inc.	116,300
*8,000 Informatica Corp.	144,160
*4,000 Nuance Communications, Inc.	74,720
335,180

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	December 31, 2007
Monetta Mid-Cap Equity Fund (Cont’d)
NUMBER OF SHARES	VALUE
Telecommunications - 10.3%
*10,000 Metropcs Communications, Inc.	$ 194,500
*3,000 NETGEAR, Inc.	107,010
*3,000 SBA Communications Corp.	101,520
5,000 AO VimpelCom - SP ADR (b)	208,000
611,030
Transportation - 3.2%
6,000 Diana Shipping, Inc.	188,760

Total Common Stocks (Cost $4,639,342) (a)	$5,784,365

VARIABLE RATE DEMAND NOTES - 6.1%

161,100 American Family Financial Services Co. - 3.925%**	$ 161,100
197,800 Wisconsin Corp. Central Credit Union - 4.525%**	197,800

Total Variable Rate Demand Notes (Cost $358,900) (a)	358,900

Total Investments - 104.1% (Cost $4,998,242) (a)	6,143,265

Other Net Assets Less Liabilities - (4.1%)	(238,888)

Net Assets - 100%	$5,904,377

(a) Cost for tax purposes is $5,013,526; the aggregate gross unrealized appreciation for tax purposes is $1,265,445 and aggregate gross unrealized depreciation for tax purposes is $135,706, resulting in net unrealized appreciation for tax purposes of $1,129,739. The difference between book basis and tax basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales.

(b) American Depository Receipt (ADR).

* Non-income producing security.

** Rate in effect at December 31, 2007.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	December 31, 2007
Monetta Intermediate Bond Fund
CORPORATE BONDS – 58.2%
PRINCIPAL AMOUNT	MATURITY DATE	VALUE

Auto - 0.5%
25,000 Daimler Finance NA LLC 5.900%	08/15/11	$25,972

Banks - 4.3%
51,000 Crestar Financial Corp. 6.500%	01/15/08	51,044
175,000 Royal Bank of Scotland Group PLC 9.118%	03/31/49	187,179
		238,223
Chemicals - 2.1%
100,000 PPG Industries, Inc. 7.400%	08/15/19	114,254

Electric - 8.9%
23,000 Consolidated Edison Co. of New York 6.900%	10/01/28	23,858
75,000 Detroit Edison Co. 6.125%	10/01/10	77,804
35,000 Duke Energy Corp. 7.375%	03/01/10	37,191
45,000 Ipalco Enterprises, Inc. 8.625%	11/14/11	47,250
75,000 Ohio Power Co. 4.850%	01/15/14	71,935
75,000 Pepco Holdings, Inc. 6.450%	08/15/12	78,565
150,000 Westar Energy, Inc. 7.125%	08/01/09	154,824
		491,427
Energy - 1.8%
100,000 Chesapeake Energy Corp. 6.625%	01/15/16	98,250

Finance - 11.7%
80,000 Boeing Capital Corp. 6.100%	03/01/11	83,913
50,000 Citigroup Global Markets 5.250%	12/20/17	50,133
255,000 Goldman Sachs Group, Inc. 6.600%	01/15/12	270,028
160,000 Lehman Brothers Holdings 4.130%	02/09/17	117,680
30,000 Lehman Brothers Holdings 4.000%	04/16/19	29,477
35,000 SLM Corp. 5.125%	08/27/12	31,337
65,000 SLM Corp. 5.375%	01/15/13	58,208
		640,776
Insurance - 9.6%
82,000 CNA Financial Corp. 6.950%	01/15/18	84,991
50,000 Fidelity Nat'l Financial 5.250%	03/15/13	48,886
172,000 GE Global Insurance Holdings 7.500%	06/15/10	184,110
30,000 Principal Life, Inc. 2.960%	10/01/14	26,701
175,000 Reinsurance Group of America 6.750%	12/15/11	186,932
		531,620
Mortgage/Asset Backed - 3.0%
163,342 Bear Stearns Commercial Mortgage Securities, Inc. 6.440%	06/16/30	163,521

Pipelines - 5.4%
250,000 Enbridge Energy Partners 7.000%	10/01/18	271,433
25,000 ONEOK, Inc. 5.510%	02/16/08	24,983
		296,416
The accompanying notes are an integral part of these financial statements.

Schedule of Investments	December 31, 2007
Monetta Intermediate Bond Fund (Cont’d)

PRINCIPAL AMOUNT	MATURITY DATE	VALUE
Regional Malls - 1.2%
65,000 Simon Property Group LP 7.000%	07/15/09	$67,071

Special Purpose - 0.9%
50,000 BankAmerica Institutional - A 8.070%	12/31/26	52,532

Telephone - 5.1%
125,000 Deutsche Telekom Int'l Finance 8.500%	06/15/10	133,523
135,000 France Telecom 7.750%	03/01/11	145,203
		278,726
Transport-Equipment & Leasing - 0.4%
20,000 GATX Financial Corp. 6.000%	11/19/08	20,148

Wireless Equipment - 3.3%
100,000 Motorola Inc. 7.50%	05/15/25	106,667
75,000 Qwest Corp. 7.50%	06/15/23	76,572
		183,239

TOTAL CORPORATE BONDS (Cost $3,201,620) (a)		3,202,175

U.S. GOVERNMENT AGENCIES - 24.8%
PRINCIPAL AMOUNT
50,000 Federal Home Loan Bank 5.350%	07/02/08	50,000
20,000 Federal National Mortgage Assoc. 5.750%	06/29/16	20,008
300,000 Federal National Mortgage Assoc. 6.000%	12/27/16	300,135
45,000 Federal Nat'l Mortgage Assoc. 5.000%	04/26/19	45,010
50,000 Federal Nat'l Mortgage Assoc. 6.125%	03/21/16	50,214
50,000 Federal Nat'l Mortgage Assoc. 5.000%	06/21/13	50,012
25,000 Federal National Mortgage Assoc. 5.000%	06/27/19	25,006
55,000 Federal National Mortgage Assoc. 5.000%	05/17/19	55,013
64,000 Federal Home Loan Mortgage Corp. 5.375%	08/01/18	64,071
75,000 Federal Home Loan Mortgage Corp. 5.000%	04/15/15	75,006
25,000 Federal Home Loan Mortgage Corp. 5.125%	09/15/13	25,002
50,000 Federal Home Loan Mortgage Corp. 4.625%	07/09/13	50,006
50,000 Federal Home Loan Mortgage Corp. 5.000%	12/17/18	50,004
40,000 Federal Home Loan Mortgage Corp. 5.000%	12/15/18	40,004
50,000 Federal Home Loan Mortgage Corp. 5.000%	11/19/18	50,183
40,000 Federal Home Loan Mortgage Corp. 5.000%	04/01/15	40,086
350,000 Private Export Funding 5.685%	05/15/12	374,917

Total U.S. Government Agencies (Cost $1,348,757) (a)		1,364,677

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	December 31, 2007
Monetta Intermediate Bond Fund (Cont’d)
U.S. TREASURY NOTES - 4.7%
PRINCIPAL AMOUNT	MATURITY DATE	VALUE
240,000 U.S. Treasury Note 5.125%	05/15/16	$259,838

Total U.S. Treasury Notes (Cost $243,162) (a)		259,838

MUNICIPAL BONDS - 5.1%
PRINCIPAL AMOUNT
50,000 Albuquerque New Mexico Golf Course 6.600%	07/01/08	50,425
100,000 Kronewetter Wisconsin Redevelopment Authority 6.375%	06/01/08	100,530
125,000 PIMA County Arizona IDA Education Revenue 6.290%	07/01/10	127,211

Total Municipal Bonds (Cost $275,323) (a)		278,166

VARIABLE RATE DEMAND NOTES - 6.3%
PRINCIPAL AMOUNT
145,100 American Family Financial Services Co. - 3.925%**		145,100
202,400 Wisconsin Corp. Central Credit Union - 4.525%**		202,400

Total Variable Rate Demand Notes (Cost $347,500) (a)		347,500

Total Investments - 99.1% (Cost $5,416,362) (a)		5,452,356

Other Net Assets Less Liabilities - 0.9%		51,482

Net Assets - 100%		$5,503,838

(a) Cost for book and tax purposes is $5,416,362; the aggregate gross unrealized appreciation is $76,204 and aggregate gross unrealized depreciation is $40,210, resulting in net unrealized appreciation of $35,994.

** Rate in effect at December 31, 2007.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	December 31, 2007
Monetta Government Money Market Fund
FEDERAL HOME LOAN BANK - 27.9%	VALUE
PRINCIPAL AMOUNT

800,000 4.250% Due 02/01/08	$797,072
425,000 4.250% Due 02/07/08	423,144
420,000 4.250% Due 01/23/08	418,909
1,639,125

FEDERAL NATIONAL MORTGAGE ASSOC. - 49.0%
PRINCIPAL AMOUNT
605,000 4.200% Due 02/20/08	601,471
700,000 4.275% Due 02/13/08	696,425
680,000 4.170% Due 02/27/08	675,510
915,000 4.230% Due 03/12/08	907,367
2,880,773
FEDERAL HOME LOAN MORTGAGE CORP. - 23.4%
PRINCIPAL AMOUNT
813,000 4.240% Due 01/03/08	812,814
560,000 4.350% Due 01/28/08	558,173
1,370,987

Total Investments - 100.3% (Cost $5,890,885) (a)	5,890,885

Other Net Assets Less Liabilities (0.3%)	(15,464)

Net Assets - 100%	$5,875,421

(a) Cost is identical for book and tax purposes.

The accompanying notes are an integral part of these financial statements.

Statements Of Assets And Liabilities (In Thousands, Except Per Share)		December 31, 2007

	Monetta Fund	Young Investor Fund	Mid-Cap Equity Fund	Intermediate Bond Fund	Government Money Market Fund
Assets:
Investments at market value, except for the Government Money Market Fund which is at amortized cost (cost: $55,380; $618; $4,998; $5,416; $5,891)
	$66,452	$629	$6,143	$5,452	$5,891
Investments in affiliated money market funds (Note 2)	1,901	0	0	0	0
Cash	0	1	0	(a)	8
Receivables:
Interest and dividends	40	1	3	71	0
Investments sold	2,375	0	0	0	0
Fund shares sold	102	0	338	0	0
Other assets	5	14	6	7	11
Total Assets	70,875	645	6,490	5,530	5,910
Liabilities:
Payables:
Custodian bank	15	0	3	0	0
Investment advisory fees (Note 2)	54	(a)	4	2	0
Distribution and service charges payable	0	(a)	5	5	0
Investments purchased	2,992	13	553	0	0
Fund shares redeemed	0	0	0	0	0
Income distribution payable	0	0	0	0	23
Payable to the Adviser	0	0	0	0	0
Accrued expenses	105	14	21	19	12
Total Liabilities	3,166	27	586	26	35
Net Assets	67,709	618	5,904	5,504	5,875

Analysis of net assets:
Paid in capital (b)	57,305	607	8,793	5,494	5,875
Accumulated undistributed net investment income (loss)	0	(a)	0	(a)	0
Accumulated undistributed net realized gain (loss)	(668)	(a)	(4,034)	(26)	0
Net unrealized appreciation on investments	11,072	11	1,145	36	0
Net Assets	$67,709	$618	$5,904	$5,504	$5,875

Shares of capital stock	4,111
Shares of beneficial interest issued outstanding		59	627	545	5,875
Net asset value, offering price and redemption price per share	$16.47	$10.40	$9.41	$10.10	$1.00

(a) Rounds to less than $1,000.

(b) Monetta Fund - $41 of $.01 par value and $57,264 of additional paid in capital, 100 million shares authorized. Each fund of Monetta Trust has an unlimited number of no par value shares of beneficial interest authorized.

The accompanying notes are an integral part of these financial statements.

Statements Of Operations (In Thousands)		For The Year Ended December 31, 2007
	Monetta Fund	Young Investor Fund	Mid-Cap Equity Fund	Intermediate Bond Fund	Government Money Market Fund
Investment income and expenses:
Investment income:
Interest	$176	$1	$10	$350	$312
Dividend	699	7	38	0	0
Total investment Income	875	8	48	350	312

Expenses:
Investment advisory fee (Note 2)	576	3	46	22	15
Distribution expense (Note 6)	0	1	15	16	6
Accounting expense	30	0	6	3	2
Admin/Compliance expense	30	0	6	3	2
Custodial fees and bank cash management fee	21	4	3	4	2
State registration	22	21	16	16	9
Transfer and shareholder servicing agent fee	151	18	18	17	13
Audit/Tax	39	10	12	12	6
Legal	66	14	6	12	7
Printing	26	2	1	(a)	1
Other	22	2	4	3	1
Total expenses	983	75	133	108	64
Expenses waived/reimbursed	0	(68)	0	0	(44)
Fees paid indirectly (Note 7)	(7)	(2)	(3)	(3)	(1)
Expenses net of waived/reimbursed expenses and fees paid indirectly	976	5	130	105	19
Net investment income (loss)	(101)	3	(82)	245	293
Realized and unrealized gain (loss) on investments:
Realized gain (loss) on investments: Proceeds from sales	155,613	382	12,650	11,408	28,910
Cost of securities sold	144,701	383	11,764	11,366	28,910
Net realized gain (loss) on investments	10,912	(a)	886	42	0
Gains from class action lawsuits	9	0	2	(a)	0
Total net realized gain (loss) on investments	10,921	(a)	888	42	0
Net unrealized appreciation (depreciation) on investments:
Beginning of year	7,050	(2)	1,215	(38)	0
End of year	11,072	11	1,145	36	0
Net change in net unrealized appreciation (depreciation) on investments during the year	4,022	13	(70)	74	0
Net realized and unrealized gain (loss) on investments	14,943	13	818	116	0
Net increase (decrease) in net assets from operations	$14,842	$16	$736	$361	$293

(a) Rounds to less than $1,000.

The accompanying notes are an integral part of these financial statements.

Statements of Changes In Net Assets (In Thousands)	For The Year Ended December 31, 2007
	Monetta Fund		Young Investor Fund
				12/12/2006 to
	2007	2006	2007	12/31/2006
From investment activities:

Operations:
Net investment income (loss)	$(101)	$(280)	$3	$1
Net realized gain (loss) on investments	10,921	4,530	(a)	0
Net change in net unrealized appreciation (depreciation) on investments during the period	4,022	32	13	(2)
Net increase (decrease) in net assets from operations	14,842	4,282	16	(1)
Distribution from net investment income	0	0	(3)	(1)
Distribution from net realized gains	0	0	0	0
Increase (decrease) in net assets from investment activities	14,842	4,282	13	(2)
From capital transactions (Note 4):
Proceeds from shares sold	3,364	1,272	265	348
Net asset value of shares issued through dividend reinvestment	0	0	3	1
Cost of shares redeemed	(7,221)	(8,155)	(10)	0
Increase (decrease) in net assets from capital transactions	(3,857)	(6,883)	258	349
Total increase (decrease) in net assets	10,985	(2,601)	271	347
Net assets at beginning of year	56,724	59,325	347	0
Net assets at end of year	$67,709	$56,724	$618	$347
Accumulated undistributed net investment income	$0	$0	$(a)	$(a)

(a) Rounds to less than $1,000.

The accompanying notes are an integral part of these financial statements.

Statements of Changes In Net Assets (In Thousands)			For The Year Ended December 31, 2007
	Mid-Cap Equity Fund		Intermediate Bond Fund		Government Money Market Fund

	2007	2006	2007	2006	2007	2006
From investment activities:

Operations:
Net investment income (loss)	$(82)	$(93)	$245	$271	$293	$160
Net realized gain on investments	888	348	42	(36)	0	0
Net change in net unrealized appreciation (depreciation) on investments during the period	(70)	62	74	25	0	0
Net increase (decrease) in net assets from operations	736	317	361	260	293	160
Distribution from net investment income	0	0	(245)	(274)	(293)	(160)
Distribution from net realized gains	0	0	0	(32)	0	0
Increase (decrease) in net assets from investment activities	736	317	116	(46)	0	0
From capital transactions (Note 4):
Proceeds from shares sold	237	256	248	727	2,583	4,640
Net asset value of shares issued through dividend reinvestment	0	0	196	255	292	132
Cost of shares redeemed	(1,106)	(1,449)	(2,170)	(2,059)	(3,383)	(1,603)
Increase (decrease) in net assets from capital transactions	(869)	(1,193)	(1,726)	(1,077)	(508)	3,169
Total increase (decrease) in net assets	(133)	(876)	(1,610)	(1,123)	(508)	3,169
Net assets at beginning of year	6,037	6,913	7,114	8,237	6,383	3,214
Net assets at end of year	$5,904	$6,037	$5,504	$7,114	$5,875	$6,383
Accumulated undistributed net investment income	$0	$0	$ (a)	$0	$0	$0

(a) Rounds to less than $1,000.

The accompanying notes are an integral part of these financial statements.

Notes To Financial Statements	December 31, 2007

1.SIGNIFICANT ACCOUNTING POLICIES:

Monetta Fund, Inc. (Monetta Fund) is an open-end diversified management investment company registered under the Investment Company Act of 1940 (the 1940 Act), as amended. The objective of the Monetta Fund is capital appreciation by investing primarily in equity securities believed to have growth potential. The Fund presently invests primarily in growth companies of all market capitalization ranges.

Monetta Trust (the Trust) is an open-end diversified management investment company registered under the Investment Company Act of 1940 (the 1940 Act), as amended. The following funds are series of the Trust:

Young Investor Fund. The primary objective of this Fund is long-term capital growth by investing at least 50% of its assets in other funds, including exchange traded funds (ETF’s) seeking to track the S&P 500, Index and the remainder of its assets in common stocks of individual companies that produce products or provide services that are recognized by children and teenagers.

Mid-Cap Equity Fund. The primary objective of this Fund is long-term capital growth by investing in common stocks believed to have above average growth potential. The Fund typically invests in companies within a market capitalization range of $1 billion to $10 billion.

Balanced Fund. Liquidated on December 27, 2007 as approved by the Board of Trustees on November 12, 2007.

Intermediate Bond Fund. The objective of this Fund is to seek high current income consistent with the preservation of capital by investing primarily in marketable debt securities.

Government Money Market Fund. The primary objective of this Fund is to seek maximum current income consistent with safety of capital and maintenance of liquidity. The Fund invests in U.S. Government securities maturing in thirteen months or less from the date of purchase and repurchase agreements for U.S. Government securities. U.S. Government securities include securities issued or guaranteed by the U.S. Government or by its agencies or instrumentalities.

The Monetta Family of Mutual Funds is comprised of the Monetta Fund, Inc. and each of the Trust Series and is collectively referred to as the Funds. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America.

(a) Securities Valuation

Investments are stated at market value based on the last reported sale price on national securities exchanges, or the NASDAQ Market, on the last business day of the period. Listed securities and securities traded on the over-the-counter markets that did not trade on the last business day are valued at the mean between closing bid and asked quotes provided by the exchange where the security is principally traded, or at the NASDAQ official closing prices if applicable. Debt securities are generally valued on the basis of market quotations provided by pricing services approved by the Boards. Long-term debt securities for which market quotations are not readily available are valued based on valuations provided by pricing services which may employ electronic data processing techniques, including a matrix system, to determine valuations. Short-term debt securities for which market quotations are not readily available are valued by use of a matrix prepared by the Adviser based on quotations for comparable securities. The difference between the cost and fair value of such investments are reflected as unrealized appreciation or depreciation. Debt securities, having maturities of 60 days or less, are stated at amortized cost, which is substantially equivalent to market value.

Securities held by the Government Money Market Fund are valued utilizing the amortized cost method, permitted in accordance with Rule 2(a)-7 under the 1940 Act, which amortizes discount/premium on a constant basis to the maturity of the security.

Securities for which market quotations are not readily available or are deemed unreliable are valued at their fair value in accordance with procedures established by the Boards of Directors and Trustees.

Notes To Financial Statements	December 31, 2007

(b) Use of Estimates

The preparation of financial statements, in conformity with accounting principles generally accepted in the United States of America, requires the Funds’ management to make estimates and assumptions that affect reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the results of operations during the reporting period. Actual results could differ from those estimates.

(c) General

Security transactions are accounted for on a trade date basis. Daily realized gains and losses from security transactions are reported on the first-in, first-out cost basis. Interest income is recorded daily on the accrual basis and dividend income on the ex-dividend date. Bond discount/premium is amortized using the interest method and included in interest income, where applicable.

(d) Federal Income Taxes

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no provision for federal income taxes is required.  The Funds’ will utilize capital loss carry forwards as allowable, to minimize certain distributions of capital gains.

The Funds intend to utilize provisions of the federal income tax laws which allow them to carry a realized loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 2007, the loss carryforwards amounted to:

Expiration Date	Monetta Fund	Young Investor Fund	Mid-Cap Equity Fund	Intermediate Bond Fund
2009			$2,425,636
2010	$378,706		$1,589,213
2011
2012			$3,355
2013
2014				$24,178
2015		$346		$1,841
Total	$378,706	$346	$4,018,204	$26,019

Net realized gains or losses differ for financial reporting and tax purposes as a result of losses from wash sales and post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year.

In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48), effective for fiscal years beginning after December 15, 2006.  FIN 48 provides guidance by prescribing how uncertain tax positions should be recognized, measured, and disclosed in the financial statements.  It requires the evaluation of tax positions taken, that remain subject to examination by the Funds' major tax jurisdictions, or expected to be taken in the course of preparing a fund's tax return to determine whether the tax positions are "more likely than not" of being sustained by the applicable tax authority.  An entity may only recognize, or continue to recognize, tax positions that meet a "more likely than not" threshold and those tax positions not deemed to meet this threshold would be recorded as a tax benefit/(expense) in the current year.  The evaluation of the Funds' tax positions for the periods ended December 31, 2004 and thereafter, as of December 31, 2007, has been completed and, based on that evaluation, the adoption of FIN 48 did not impact the Funds' financial statements.

(e) Distributions of Incomes and Gains

Distributions to shareholders are recorded by the Funds (except for the Government Money Market Fund) on the ex-dividend date. The Government Money Market Fund declares dividends daily and automatically reinvests such dividends daily. Due to inherent differences in the characterization of short-term capital gains under accounting principles generally accepted in the United States of America, and for federal income tax purposes, the amount of distributable net investment income for book and federal income tax purposes may differ.

For federal income tax purposes, a net operating loss recognized in the current year cannot be used to offset future year’s net investment income. For the year ended December 31, 2007 the Monetta Fund and Monetta Mid-Cap Equity Fund had net operating losses of $101,010 and $82,110, respectively, for tax purposes which were permanently reclassified from accumulated undistributed net investment income to accumulated paid-in capital (APIC).

Notes To Financial Statements	December 31, 2007

As of December 31, 2007, the components of distributable earnings on a tax basis were as follows:

	Monetta Fund	Young Investor Fund	Mid-Cap Equity Fund	Intermediate Bond Fund	Government Money Market Fund
Undistributed Ordinary Income	___	$54	___	$390	$23,318
Undistributed Long-Term Capital Gain	___	___	___	___	___

The tax character of distributions paid during the calendar year ended December 31, 2007, were as follows:

	Monetta Fund	Young Investor Fund	Mid-Cap Equity Fund	Intermediate Bond Fund	Government Money Market Fund
Ordinary Income	___	$3,159	___	$244,746	$293,366
Long-Term Capital Gain	___	___	___	___	___

(f) In September 2006, FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), which is effective for fiscal years beginning after November 15, 2007.  SFAS 157 defines fair value, establishes a framework for measuring fair value and expands financial statement disclosures about fair value measurements.  Management is currently evaluating the impact of adopting SFAS 157.

2. RELATED PARTIES:

Robert S. Bacarella is an officer and director of the Funds and also an officer, director and majority shareholder of the investment adviser, Monetta Financial Services, Inc. (Adviser). For the year ended December 31, 2007, remunerations required to be paid to all interested directors or trustees have been directly paid by the Adviser. Fees paid to outside Directors or Trustees have been directly paid by the respective Funds.

Each Fund pays an investment advisory fee to the Adviser based on that Fund’s individual net assets, payable monthly, at the following annual rate:

	First $300 million in net assets	Next $200 million in net assets	Net assets over $500 million
Monetta Fund	0.95%	0.90%	0.85%
Monetta Mid-Cap Equity Fund	0.75%	0.70%	0.65%

Monetta Young Investor Fund	0.55% of total net assets
Monetta Intermediate Bond Fund	0.35% of total net assets
Monetta Government Money Market Fund	0.25% of total net assets

From these fees the Adviser pays for all necessary office facilities, equipment and personnel for managing the assets of each fund. In addition, the Adviser pays for expenses in determining the daily price computations, placement of securities orders and related portfolio bookkeeping. Investment advisory fees waived, and 12B-1 fees waived, through December 31, 2007 for the Government Money Market Fund were $15,402 and $6,161, respectively.

Investments for the Monetta Fund, as reported on the Statement of Assets and Liabilities at December 31, 2007, includes $1,900,665 of the Monetta Government Money Market Fund, an affiliated fund.

Accounting and Admin/Compliance Expenses reported on the Statement of Operations were paid to Fund Services Group, LLC, an affiliate of the Adviser and Ambassador Capital Management, LLC, Sub-Adviser, as approved by the respective Funds' Boards effective October 1, 2004. Services provided include performing daily fund accounting and administration, report preparation and related compliance services.

Monetta Financial Services, Inc., as of December 31, 2007, owned 3,430 shares or 5.77% of the Young Investor Fund; 2,208 shares or 0.35% of the Mid-Cap Equity Fund; 82,653 shares or 1.41% of the Government Money Market Fund and 1,275 shares or 0.03% of the Monetta Fund.

Notes To Financial Statements	December 31, 2007

3. SUB-ADVISERS:

Effective December 3, 2001, the Adviser entered into a Sub-Advisory agreement with Ambassador Capital Management LLC. Ambassador has been sub-adviser to the Government Money Market Fund since December, 2001, sub-adviser to the Intermediate Bond Fund from December 2001 through November 2006 and the fixed-income portion of the Balanced Fund from December 2001 through the Fund’s liquidation date of December 27, 2007. The sub-advisory fees paid to Ambassador Capital Management LLC by the Adviser for the Government Money Market Fund’s Net Assets in excess of $30 million are 20% of the fee charged by the Adviser. On March 29, 2007, the Monetta Intermediate Bond Fund shareholders approved the Sub-Advisory agreement the Adviser entered into with Belle Haven Investments L.P. to manage the Intermediate Bond Fund. The sub-advisory fees paid to Belle Haven Investments L.P. by the Adviser is 0.25%.

4.CAPITAL STOCK AND SHARE UNITS:

There are 100,000,000 shares of $.01 par value capital stock authorized for the Monetta Fund. There is an unlimited number of no par value shares of beneficial interest authorized for each series of the Trust.

	Monetta Fund	Young Investor Fund (Inception 12/12/06)	Mid-Cap Equity Fund	Intermediate Bond Fund	Government Money Market Fund
2006 Beginning Shares	4,946,800	0	866,733	826,298	3,214,399
Shares sold	100,358	34,792	30,075	73,344	4,640,244
Shares issued upon dividend reinvestment	0	86	0	25,761	131,872
Shares redeemed	(646,996)	0	(174,351)	(207,681)	(1,603,772)
Net increase (decrease) in shares outstanding	(546,638)	34,878	(144,276)	(108,576)	3,168,344
2007 Beginning Shares	4,400,162	34,878	722,457	717,722	6,382,743
Shares sold	214,650	25,266	25,544	24,805	2,582,908
Shares issued upon dividend reinvestment	0	301	0	19,630	292,074
Shares redeemed	(503,690)	(1,019)	(120,607)	(217,450)	(3,382,304)
Net increase (decrease) in shares outstanding	(289,040)	24,548	95,063	(173,015)	507,322
Ending Shares	4,111,122	59,426	627,394	544,707	5,875,421

5.PURCHASES AND SALES OF INVESTMENT SECURITIES:

The cost of purchases and proceeds from sales of securities for the year ended December 31, 2007, excluding short-term securities were:

	Cost of Purchases	Proceeds from Sales of Securities
Monetta Fund	$108,936,393	$113,634,417
Monetta Young Investor Fund	357,842	105,084
Monetta Mid-Cap Equity Fund	7,984,037	8,905,931
Monetta Intermediate Bond Fund	4,606,707	6,492,721

The cost of purchases and proceeds from the sales of government securities included in the preceding numbers for the Intermediate Bond Fund were $2,093,195 and $2,183,875, respectively.

6.DISTRIBUTION PLAN:

The Trust and its shareholders have adopted a service and distribution plan (the Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan permits the participating Funds to pay certain expenses associated with the distribution of their shares. Annual fees under the Plan of up to 0.25% for the Young Investor, Mid-Cap Equity and Intermediate Bond Funds and up to 0.10% for the Government Money Market Fund are accrued daily. The distributor is Quasar Distributors, LLC.

7.FEES PAID INDIRECTLY:

Certain eligible Fund expenses, including traditional research reports, market data and other administrative services, are paid for indirectly through directed brokerage agreements (soft dollars).  These expenses are generally allocated across the funds, as a percent of net assets, and are reported on the Other Expenses line in the Statement of Operations.  For the year ended December 31, 2007, fees paid indirectly were as follows:  Monetta Fund, $7,240; Young Investor Fund, $1,748; Mid-Cap Equity Fund, $2,926; Intermediate Bond Fund, $2,810 and Government Money Market Fund $690.

Notes To Financial Statements	December 31, 2007

Financial highlights for the Monetta Fund for a share outstanding throughout the period are as follows:

Monetta Fund
	2007	2006	2005	2004	2003
Net asset value at beginning of year	$12.891	$11.992	$10.391	$10.252	$7.885
Net investment income (loss)	(0.024)	(0.060)	(0.053)	0.012	(0.052)
Net realized and unrealized gain (loss) on investments	3.603	0.959	1.654	0.139	2.419
Total from investment operations	3.578	0.899	1.601	0.151	2.367
Less:
Distributions from net investment income	0.000	0.000	0.000	(0.012)	0.000
Distributions from short-term capital gains, net	0.000	0.000	0.000	0.000	0.000
Distributions from net realized gains	0.000	0.000	0.000	0.000	0.000
Total distributions	0.000	0.000	0.000	(0.012)	0.000
Net asset value at end of year	$16.469	$12.891	$11.992	$10.391	$10.252
Total return	27.77%	7.51%	15.40%	1.49%	30.08%
Ratios to average net assets:
Expenses - Net	1.61%	1.65%	1.75%	1.43%	1.60%
Expenses - Gross (a)	1.62%	1.65%	1.78%	1.60%	1.81%
Net investment income (loss)	(0.17%)	(0.48%)	(0.48%)	0.12%	(0.59%)
Portfolio turnover	184.3%	157.9%	170.2%	385.8%	427.7%
Net assets ($ in thousands)	$67,709	$56,724	$59,325	$58,186	$64,061

(a) Gross Expense Ratio reflects fees paid indirectly.

The per share amounts are calculated using the weighted average number of shares outstanding during the period, except for distributions, which are based on shares outstanding at record date.

Notes To Financial Statements	December 31, 2007

Financial highlights for each fund of the Trust for a share outstanding throughout the period are as follows:

Young Investor Fund	2007	2006 12/12/2006 to 12/31/2006 (1)
Net asset value at beginning of period	$9.940	$10.000
Net investment income	0.074	0.028
Net realized and unrealized gain (loss) on investments	0.441	(0.063)
Total from investment operations	0.515	(0.035)
Less:
Distributions from net investment income	(0.054)	(0.025)
Distributions from short-term capital gains, net	0.000	0.000
Distributions from net realized gains	0.000	0.000
Total distributions	(0.054)	(0.025)
Net asset value at end of period	$10.402	$9.940
Total return	5.16%	(035%)*
Ratios to average net assets:
Expenses - Net	1.00%	0.94%**
Expenses - Gross (a)	16.58%	14.83%**
Net investment income	0.71%	1.22%**
Portfolio turnover	24.1%	0%*
Net assets ($ in thousands)	$618	$347

*  As reported for the period - not annualized.

** As reported for the period - annualized.

(1) The Young Investor Fund commenced operations on December 12, 2006, its inception date. During the period, the fund recorded certain expenses, including audit/tax and state registration, that more generally reflect a fund’s annual operations.

(a) Gross expense ratio reflects fees waived/reimbursed and indirect expenses paid. For the Young Investor Fund, the expense ratio after waived/reimbursed expenses but before indirect expenses paid was 16.18% for the year ended December 31, 2007.

The per share amounts are calculated using the weighted average number of shares outstanding during the period, except for distributions, which are based on shares outstanding at record date.

Notes To Financial Statements		December 31, 2007
Mid-Cap Equity Fund
	2007	2006	2005	2004	2003
Net asset value at beginning of year	$8.356	$7.976	$7.119	$7.100	$4.849
Net investment income (loss)	(0.124)	(0.118)	(0.095)	(0.064)	(0.075)
Net realized and unrealized gain (loss) on investments	1.179	0.498	0.952	0.083	2.326
Total from investment operations	1.054	0.380	0.857	0.019	2.251
Less:
Distributions from net investment income	0.000	0.000	0.000	0.000	0.000
Distributions from short-term capital gains, net	0.000	0.000	0.000	0.000	0.000
Distributions from net realized gains	0.000	0.000	0.000	0.000	0.000
Total distributions	0.000	0.000	0.000	0.000	0.000
Net asset value at end of year	$9.410	$8.356	$7.976	$7.119	$7.100
Total return	12.56%	4.76%	12.08%	0.28%	46.39%
Ratios to average net assets:
Expenses - Net	2.14%	2.16%	2.31%	1.70%	1.78%
Expenses - Gross (a)	2.19%	2.16%	2.34%	1.98%	2.11%
Net investment loss	(1.35%)	(1.43%)	(1.29%)	(0.97%)	(1.25%)
Portfolio turnover	135.1%	130.5%	175.0%	311.1%	315.1%
Net assets ($ in thousands)	$5,904	$6,037	$6,913	$7,246	$8,354

(a) Gross Expense Ratio reflects fees paid indirectly.

The per share amounts are calculated using the weighted average number of shares outstanding during the period, except for distributions, which are based on shares outstanding at record date.

Notes To Financial Statements	December 31, 2007
Intermediate Bond Fund
	2007	2006	2005	2004	2003
Net asset value at beginning of year	$9.911	$9.969	$10.190	$10.500	$10.461
Net investment income	0.388	0.354	0.319	0.324	0.349
Net realized and unrealized gain (loss) on investments	0.200	(0.007)	(0.215)	(0.079)	0.041
Total from investment operations	0.588	0.347	0.104	0.245	0.390
Less:
Distributions from net investment income	(0.395)	(0.361)	(0.317)	(0.325)	(0.351)
Distributions from short-term capital gains, net	0.000	0.000	0.000	0.000	0.000
Distributions from net realized gains	0.000	(0.044)	(0.008)	(0.230)	0.000
Total distributions	(0.395)	(0.405)	(0.325)	(0.555)	(0.351)
Net asset value at end of year	$10.104	$9.911	$9.969	$10.190	$10.500
Total return	6.02%	3.54%	1.05%	2.38%	3.78%
Ratios to average net assets:
Expenses - Net	1.66%	1.45%	1.52%	1.19%	0.81%
Expenses - Gross (a)	1.71%	1.45%	1.52%	1.19%	0.91%
Net investment income	3.89%	3.57%	3.15%	2.98%	3.31%
Portfolio turnover	68.0%	31.9%	18.3%	61.7%	75.7%
Net assets ($ in thousands)	$5,504	$7,114	$8,237	$9,658	$19,051

(a) Gross Expense Ratio reflects fees paid indirectly.

The per share amounts are calculated using the weighted average number of shares outstanding during the period, except for distributions, which are based on shares outstanding at record date.

Notes To Financial Statements	December 31, 2007
Government Money Market Fund
	2007	2006	2005	2004	2003
Net asset value at beginning of year	$1.00	$1.000	$1.000	$1.000	$1.000
Net investment income (loss)	0.048	0.047	0.025	0.008	0.006
Net realized and unrealized gain (loss) on investments	0.000	0.000	0.000	0.000	0.000
Total from investment operations	0.048	0.047	0.025	0.008	0.006
Less:
Distributions from net investment income	(0.048)	(0.047)	(0.025)	(0.008)	(0.006)
Distributions from short-term capital gains, net	0.000	0.000	0.000	0.000	0.000
Distributions from net realized gains	0.000	0.000	0.000	0.000	0.000
Total distributions	(0.048)	(0.047)	(0.025)	(0.008)	(0.006)
Net asset value at end of year	$1.000	$1.000	$1.000	$1.000	$1.000
Total return	4.88%	4.49%	2.54%	0.86%	0.56%
Ratios to average net assets:
Expenses – Net (a)	0.30%	0.51%	0.63%	0.49%	0.56%
Expenses - Gross (b)	1.04%	1.44%	2.04%	1.43%	1.58%
Net investment income	4.76%	4.46%	2.53%	0.85%	0.56%
Portfolio turnover	N/A	N/A	N/A	N/A	N/A
Net assets ($ in thousands)	$5,875	$6,383	$3,214	$3,148	$3,630

(a) The net expense ratio is after waived/reimbursed and indirect expenses paid. For the Government Money Market Fund, the expense ratio after waived/reimbursed expenses but before indirect expenses paid was 1.03% and 1.32% for the year ended December 31, 2007 and December 31, 2003, respectively. There were no indirect expenses paid for the years ended December 31, 2006, 2005 and 2004, respectively.

(b) Ratios of expenses and net income adjusted to reflect investment advisory fees and charges of the Trust’s custodian and transfer agent assumed by the investment advisor, as well as fees paid indirectly.

The per share amounts are calculated using the weighted average number of shares outstanding during the period, except for distributions, which are based on shares outstanding at record date.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Trustees and the Shareholders

Monetta Fund, Inc. and Monetta Trust:

We have audited the accompanying statements of assets and liabilities of Monetta Fund, Inc. and Monetta Trust – comprised of the Mid-Cap Equity Fund, Intermediate Bond Fund, Government Money Market Fund, and Young Investor Fund, collectively referred to as the “Funds”, including the schedules of portfolio investments, as of December 31, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended (period from December 12, 2006, commencement of operations, to December 31, 2006 and year ended December 31, 2007, for the Young Investor Fund). These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Monetta Fund, Inc. and Monetta Trust as of December 31, 2007, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended (period from December 12, 2006, commencement of operations, to December 31, 2006 and period ended December 31, 2007, for the Young Investor Fund), in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

February 11, 2008

Other Information	December 31, 2007

BOARD APPROVAL OF ADVISORY AGREEMENTS - PROCESS OF ANNUAL REVIEW

The Board of Directors of the Monetta Fund (the "Directors") oversees the management of the Monetta Fund and the Board of Trustees of the Monetta Trust (the "Trustees") oversees the management of each Fund in the Monetta Trust.  As required by law, as well as the terms of each investment advisory and subadvisory agreement with respect to the Funds in the Monetta Family, the Directors and Trustees determine annually whether to approve the continuance of each investment advisory agreement (each an "Advisory Agreement" and, together, the “Advisory Agreements”) with Monetta Financial Services, Inc. (the "Adviser") regarding all of the Funds in the Monetta Family.  The Trustees also determine annually whether to approve the continuance of the sub-advisory agreements (the "Ambassador Agreement" and "Belle Haven Agreement") with Ambassador Capital Management, LLC ("Ambassador") regarding the Monetta Balanced Fund, and Monetta Government Money Market Fund and with Belle Haven Investments, LP ("Belle Haven") regarding the Monetta Intermediate Bond Fund.  The Advisory Agreements were originally entered into on December 3, 2001, and require annual approval by the Directors, including a majority of the Independent Directors, of the Monetta Fund and also by the Trustees, including a majority of the Independent Trustees, of the Monetta Trust.  The Ambassador Agreement was also originally entered into on December 3, 2001, and requires the annual approval of the Trustees, including a majority of the Independent Trustees, of the Monetta Trust.  The Belle Haven Agreement was originally entered into on March 29, 2007, and has an initial term through March 2009 and commencing in 2009, will require annual approval by the Trustees, including a majority of the Independent Trustees, of the Monetta Trust.  As a part of this process, the Independent Directors and Independent Trustees of the Monetta Family, with the assistance of counsel for the Independent Directors and Independent Trustees, prepared questions which were submitted to the Adviser in anticipation of the annual contract review (the "15c Questions").

At the November 12, 2007 Board meeting, the Directors and Trustees, including the Independent Directors and Trustees, reviewed the Adviser's responses to the 15c Questions and evaluated all information which they deemed reasonably necessary in the circumstances. The materials reviewed included:

(i)	information on the investment performance of each Fund in the Monetta Family in the past year and over longer periods against a peer group of funds;
(ii)	sales and redemption data for each of the Funds;
(iii)	information concerning the expense ratios of each of the Funds, compared against a peer group of funds; and
(iv)	the management fees and fee structure for each Fund, and the Adviser's and Ambassador's operations and financial condition.

The Boards conducted an in-depth review of the comparative fund data provided to them, as well as the profitability of the Adviser and Ambassador with respect to the Funds.  The Boards reviewed the Advisory and Ambassador Agreements and considered a number of factors including, without limitation, materials regarding the Adviser which were previously provided to the Boards (including material provided at earlier Board meetings during 2007), the management and advisory needs of the Funds, the nature, extent and quality of services provided by the Adviser and Ambassador, the profitability of the Adviser, economies of scale, the management fee structures, comparative performance of the Funds, comparative expense ratios of the Funds, assets under management with the Adviser and Ambassador, total management fees received by the Adviser, the Funds' brokerage policies, the Adviser's compliance policies and procedures, and ownership and control of the Adviser and Ambassador.

Upon completion of this review, the Independent Directors and the Independent Trustees, each voting separately, and the full Boards unanimously voted to continue the Advisory Agreement with respect to all the Funds of the Monetta Family.  The Independent Trustees voting separately, and the full Board of the Monetta Trust unanimously voted to continue the Ambassador Agreement with respect to the Monetta Government Money Market Fund.  Each of the Advisory Agreement and the Ambassador Agreement (as well as the Belle Haven Agreement) are subject to termination without penalty with respect to any Fund at any time upon 60 days' written notice by the vote of the applicable Board, by a majority vote of the shareholders, or by the Adviser.

REASONS THE BOARDS APPROVED CONTINUATION OF THE ADVISORY AND AMBASSADOR AGREEMENTS

The Boards' determinations were based upon a comprehensive consideration of all information provided to the Boards, and were not the result of any single factor.  The following facts and conclusions were important, but not exclusive, in the Boards' decisions to renew the Advisory and Ambassador Agreements.  The Boards noted the importance of reviewing quantitative measures, but also recognize that qualitative factors could be equally or more important in assessing whether Fund shareholders have been, or are likely to be, well served by the renewal of the management contract.  They noted both the value and shortcomings of purely quantitative measures, including the data provided by independent service providers, and concluded that while such measures and data can inform, they should not supersede the judgment of the Boards who take many factors, including those listed below, into consideration in representing the shareholders of the Funds.

The Independent Directors and Trustees and the whole Boards generally considered the following factors:  (i) the management and advisory needs of the Funds; (ii) the nature and quality of the services provided by the Adviser and Ambassador in relation to the fee paid; (iii) the profitability to the Adviser and Ambassador (including an analysis of the Adviser's cost of providing services); (iv) whether the Adviser is enjoying economies of scale and is sharing the benefits of such economies with fund shareholders; (v) whether comparative expense ratios and fee rates are higher or lower than those of other funds; and (vi) the fall-out benefits to the Adviser and Ambassador from managing a Fund (i.e. indirect revenues to the Adviser or Ambassador attributable in some way to the existence of a fund, including administration revenues to an affiliate of the Adviser or Ambassador).

The Boards reviewed the profitability of the Adviser and its affiliates, and their ability to continue to provide quality investment management services to the Funds in view of the total net assets of the Monetta Family.  The Boards reviewed past initiatives implemented to cut or control expenses of the Funds in the Monetta Trust.  The Boards expressed their concern about the high expense ratios of certain of the smaller Funds in the Monetta Trust, and encouraged the Adviser to continue to pursue appropriate expense reduction strategies or strategic alternatives for the smaller Funds, including marketing initiatives. As in past years, the Trustees considered whether the expense levels of smaller Funds were so high that liquidation or other strategic actions should be taken, and particularly reviewed the proposed liquidation of the Trust's Balanced Fund. The Boards reviewed the net asset values of each Fund.  The Boards discussed the total revenues and fall-out benefits to the Adviser and its affiliates from the Advisory Agreement, and the limited profitability of the Adviser, whose only clients are the Monetta Fund and the Monetta Trust.  The Boards also acknowledged that the fee schedules for the equity Funds (the Monetta Fund, Mid-Cap Equity Fund, and the Young Investor Fund) each contained break-points.  Finally, the Board of the Trust noted that while the fee schedules for the Intermediate Bond Fund, Balanced Fund and Government Money Market Fund did not contain break-points, those Funds' fee schedules were lower than the equity funds and it is more common for these types of funds not to contain break-points in their fee schedules.

In their approval of the continuation of the Advisory Agreement, the Boards found that the advisory fee for each Monetta Family Fund was reasonable in light of the nature, quality and extent of the services being provided to each Fund, and the costs incurred by the Adviser in providing such service.  The Board also noted the positive performance of the Funds managed by the Adviser under the Advisory Agreement, and discussed with the Adviser the Adviser's strategy for the continuation of such positive performance.  The Board also found that the break-points in the fee schedules for the Monetta Fund and several of the Funds in the Monetta Trust were designed and are reasonably likely to allow the shareholders of those Funds to share in the economies of scale as the Funds grow.  The Board of the Trust also found that the fee structures for the fixed-income Funds covered by the Advisory Agreement (the Intermediate Bond Fund, Balanced Fund, and Government Money Market Fund) were reasonable in light of the nature and type of securities held by those Funds.

The Board of the Trust also reviewed the performance of Ambassador under the Ambassador Agreement for the Government Money Market Fund and the fixed income portion of the Balanced Fund.  The Board noted that any compensation that would be paid to Ambassador in the future would be paid by the Adviser (not the respective Fund) and that under the terms of the Ambassador Agreement Ambassador did not receive any subadvisory fees during the previous year because of the low asset levels of the subadvised Funds.  The Trust's Board reviewed certain gross and net performance information relating to the subadvised Funds, and the impact of the total expenses upon the performance of these Funds.

As with the Advisory Agreement, the Board of the Trust found that the lack of break-points in the fee structure of the Funds covered by the Ambassador Agreement was reasonable in light of the types of Funds they are, as well as the fact that Ambassador does not receive advisory fees from any Fund until the average net assets of that Fund reach $30 million.

Further, the Board determined that since these fees are paid by the Adviser, and not the shareholders of the respective Fund, the shareholders of these Funds will benefit from economies of scale as the Funds grow in size.  Finally, the Board found that the nature, extent, and quality of the services provided by Ambassador, including Ambassador's marketing efforts and abilities, with respect to the Balanced Fund and the Government Money Market Fund was acceptable.  Following this review, the Board of the Trust, including all of the Independent Trustees voting separately, unanimously approved the continuation of the Ambassador Agreement with respect to the fixed-income portion of the Monetta Balanced Fund, until that Fund’s liquidation (as noted below), and the Monetta Government Money Market Fund.

The Boards' specific determinations with respect to each of the Funds in the Monetta Family are listed below:

(i)

Monetta Fund:  The Monetta Fund's performance was ranked by Lipper in the top 1% through September 30,

2007.  The Board determined that the expenses of the Fund are satisfactory, and the expense ratios should   continue to decrease as asset levels increase.  The Board commended the Adviser on the continued improved performance of the Fund and receiving a 5 star Morningstar rating for the 3-year period.;

(ii)

Young Investor Fund: This Fund began operation on December 12, 2006.  The Fund's performance is in line with its benchmark, the S&P 500 Index and the Adviser is contractually committed to waive and/or reimburse expenses for the Fund to the extent necessary to cap total expenses as 1.00% until December 31, 2008;

(iii)	Mid-Cap Equity Fund: The Mid-Cap Fund's expenses and performance are acceptable considering the Fund's asset level;
(iv)

Balanced Fund: This Fund has a higher-than-average expense ratio (primarily due to its low asset levels) than the Board believes acceptable, and lower than average performance, also related to its asset level and bond component.  In view of the Fund's small asset size and high expenses, the Board decided to liquidate and close this Fund as of December 27, 2007;

(v)

Intermediate Bond Fund:  This Fund's performance has improved and through September 30, 2007 it ranked in the top 23% of its category (as reported by Morningstar) compared to ranking in the 75th percentile   in 2006.  The Board expressed concern over the reduction in assets and the impact that reduction has had on the expense ratio; and

(vi)	Government Money Market Fund: The Money Market Fund's expenses and performance are acceptable.

Directors/Trustees		December 31, 2007
Name (Year Of Birth) Position(s) Held with Fund	Principal Occupation During Past 5 Years	Other Directorships and Affiliations	Remuneration Paid Jan. to Dec. 2007

Independent (“disinterested”) Directors/Trustees

John L. Guy (1952) Director since 1998 Trustee since 1993

Sr. VP Business Banking, Fifth/Third Bank, since Nov. 2006; Executive Director, Wachovia Corp. (formerly First Union Nat’l Bank), Business Banking, General Bank Group, from Nov. 1999 through April 2006.

		None	Monetta Fund - $1,750 Monetta Trust - $1,750

Marlene Z. Hodges (1948) Director and Trustee since 2001

CFO, Asian Human Services, since Feb. 2007; Controller, Gladson LLC (privately owned firm providing database services to consumer packaged goods manufacturers and retailers) from Jan. 2006 through Feb. 2007; CFO, Abraham Lincoln Center from March 2003 through Jan. 2006; Director of Finance Sears Roebuck & Co. from 1970, retired Nov. 2001.

		None	Monetta Fund - $2,000 Monetta Trust - $2,000

Mark F. Ogan (1942) Director since 1988 Trustee since 1993	Sr. Vice President & Chief Operating Officer, Rand McNally & Co., since July 2003; President, DuPage Capital Management, Ltd., from April 1995 through July 2003.	None	Monetta Fund - $2,500 Monetta Trust - $2,500

Inside (“interested”) Directors/Trustees (1)

Robert S. Bacarella (1949) Director and President since 1985 Trustee and President since 1993

Chairman, Chief Executive Officer and President since April 1997; Chairman and Chief Executive Officer of Adviser, 1996 to 1997; President of the Adviser 1984 to 1996; Director of the Adviser since 1984.

None

John W. Bakos (1947) Director since 1985 Trustee since 1996	Division Placement Manager, Sears Holding Corp., since 1969.	None	Monetta Fund - $750(2) Monetta Trust - $750(2)

(1)Directors and/or Trustees who are employees of the Adviser receive no compensation from the Fund or the Trust.

(2)Compensation to non-employees Interested Directors/Trustees is paid by the Adviser.

All of the above Directors/Trustees were elected by shareholders at the December 3, 2001 Special Meeting of Monetta Fund, Inc. and Monetta Trust to hold office until a successor is elected and qualified.  Each Director oversees the Monetta Fund and each Trustee oversees the four funds of the Monetta Trust.

The address for each Director and Trustee is the Adviser’s office.

Additional information about the Directors/Trustees is available in the Fund and the Trust’s combined Statement of Additional Information (SAI), which is available, without charge, by calling 1-800-MONETTA.

Monetta Family of Mutual Funds 1776-A South Naperville Road Suite 100 Wheaton, IL 60187-8133	PRESORTED STANDARD U.S. Postage PAID Monetta

ITEM 2.  CODE OF ETHICS

(a) The registrant has adopted a code of ethics applicable to the Monetta Fund's principal executive officer and principal financial officer, regardless of whether these individuals are employed by the Registrant or a third party.

(b) No information needs to be disclosed pursuant to this paragraph.

(c) The registrant has made no amendments to its Code of Ethics during the period covered by the Annual Report to Shareholders presented in Item 1.

(d) The registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the Annual

    Report to Shareholders presented in Item 1.

(e) Not applicable.

(f) (1) Filed with the Commission, pursuant to Item 12(a)(1), a copy of the

        Monetta Fund’s code of ethics that applies to the registrant's principal

        Executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR.

    (2) Not applicable.

    (3) The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-666-3882.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

The Monetta Fund's Board has designated John L. Guy, Mark F. Ogan and Marlene Z. Hodges, each an independent director, as its audit committee financial experts. Mr. Guy is a Senior Vice President of Business Banking for Fifth/Third Bank. Previously, he served as Executive Director with Wachovia Corp. and as President of Heller Small Business Lending Corp. Mr. Ogan is Senior Vice President and Chief Operating Officer of Rand McNally & Co. Previously, Mr. Ogan served as President of Dupage Capital Management Ltd.  Ms. Hodges is the CFO of Asian Human Services.  Previously she was the Controller of Gladson LLC a privately owned firm.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

The following table presents aggregate fees billed to the Monetta Fund for the fiscal years ended December 31, 2007, and 2006 by the Monetta Fund's principal accountant for professional services rendered for the audit of the registrant's annual financial statements and fees billed for other services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements during those fiscal periods.

FISCAL YEARS ENDED DECEMBER 31,          2007                 2006

---------------------------------------------------------------------

(a)Audit Fees                          $27,100              $27,300

(b)Audit-Related Fees(1)                     0                    0

(c)Tax Fees(2)                           8,500                8,000

(d)All Other Fees(3)                         0                    0

                                     --------------------------------

Total                                  $35,600              $35,300

                                     ================================

1

(1)   Audit-related fees consist of the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under the category of audit fees.

(2)   Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning, including fees for tax return preparation and other related tax compliance/planning matters.

(3)   All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than the services reported in items (a) through (c) of Item 4.

(e)(1) The Monetta Fund's audit committee pre-approves any services to be provided by the principal accountant to the registrant.  In addition, the audit committee would consider and approve any non-audit services to be provided.

(e)(2) There were no services, as described in paragraphs (1)-(3) above, approved by the registrant's audit committee pursuant to the "de minimis exception" set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X, for the period covered by the Annual Report to Shareholders presented in Item 1.

(f) Not applicable.

(g) Aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed by the Monetta Fund's principal accountant for services rendered to the Monetta Fund for each of the Monetta Fund's last two fiscal years ended December 31, 2007 and 2006 were $8,500 and $8,000, respectively.

In addition to audit and non-audit fees billed to the Monetta Fund by the principal accountant as reported above, the Monetta Trust, as part of the Monetta Family of Funds, was billed for services as follows - (i) audit fees of $25,700 and $26,700 for fiscal 2007 and 2006, respectively; (ii) tax services of $12,000 and $19,000 for fiscal 2007 and 2006, respectively. There were no other fees billed, other than for audit and tax services, for fiscal 2007 and 2006, respectively.

No services were provided to the investment adviser, or any other entity controlling, controlled by, or under common control of the investment adviser that provides ongoing services to the Monetta Fund for each of its last two fiscal years, by the Fund's principal accountant.

(h) Not applicable.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS

Not applicable - the Schedule of Investments is included with the registrant's Annual Report to Shareholders presented in Item 1.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

         MANAGEMENT INVESTMENT COMPANIES

Not applicable.

2

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT

         INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors during the period covered by the Annual Report to Shareholders presented in Item 1.

Item 11. CONTROLS AND PROCEDURES

(a) Based on their evaluation of registrant's disclosure controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)), as of a date within 90 days prior to the filing of this report, the registrant's principal executive officer and principal financial officer have determined that the registrant's disclosure controls and procedures are appropriately designed to ensure that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 and the Investment Company Act of 1940: (a) is accumulated and communicated to registrant's management, including the registrant's principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b) There has been no change in the registrant's internal control over Financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) during the registrant's second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  EXHIBITS

  (a)(1)  EX-99.CODE ETH - Code of Ethics

  (a)(2)  EX-99.302 CERT - Section 302 Certification

          CERTIFICATIONS

          EX-99.906 CERT - Section 906 Certification

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and Investment Company of 1940, the registrant has duly caused this report to be signed in its behalf by the undersigned, thereunto duly authorized.

REGISTRANT  Monetta Fund

BY          /s/ Robert S. Bacarella, Principal Executive Officer

DATE        February 28, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and Investment Company of 1940, the registrant has duly caused this report to be signed in its behalf by the undersigned, thereunto duly authorized.

REGISTRANT  Monetta Fund

BY          /s/Lynn H. Waterloo, Principal Financial Officer

DATE        February 28, 2008

4